Income Taxes (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating loss carryforwards	$ 14,502,000	$ 9,478,000
Tax credits	4,803,000	4,128,000
Accrued expenses and other	1,860,300	225,000
Total deferred tax assets	21,166,300	13,831,000
Less valuation allowance	(21,166,300)	(13,831,008)
Net deferred tax assets	$ 0	$ 0